UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2024

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of November 5, 2024, due to the illness of the Chief Executive Officer, Charles Wert, Oanh Truong was appointed as interim Chief Executive Officer of Coliseum Acquisition Corp. (the “Company”). In such role, she will serve as the Company’s interim principal executive officer. Ms. Truong will continue to serve as the Company’s Chief Financial Officer. As a result of his illness, Mr. Wert was removed from the board of directors on October 25, 2024.

Oanh Do Ngoc Truong, 35, has been the Company’s Chief Financial Officer since July 25, 2023. Ms. Truong is also the controller at Berto LLC, the Company’s sponsor, and the controller of dMY Squared Technology Group, Inc., a special purpose acquisition company. Ms. Truong brings eight years of financial consulting and management experience to the Company. Prior to joining the Company, Ms. Truong was a Director at WilliamsMarston, a boutique accounting advisory firm serving pre-IPO, public and private equity-backed growth companies on a variety of technical accounting, SEC reporting and capital markets transactions. Ms. Truong holds an M.A. in Professional Accounting from University of Texas at Arlington and a B.A. in Finance from California State University at Fullerton, where she graduated cum laude at both.

There is no arrangement or understanding between Ms. Truong and any other person pursuant to which she was appointed as the Company’s interim Chief Executive Officer. There are no transactions between Ms. Truong or any member of her immediate family and the Company that would be required to be disclosed under Item 404(a) of Regulation S-K under the rules of the Securities and Exchange Commission. In addition, there are no family relationships between Ms. Truong and any current director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLISEUM ACQUISITION CORP.

Date: November 12, 2024	By:	/s/ Oanh Truong
	Name:	Oanh Truong
	Title:	Chief Financial Officer and interim Chief Executive Officer